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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2003

                      CHAMPION COMMUNICATION SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       000-29032                                        76-0448005
 (Commission File Number)                    (IRS Employer Identification No.)


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                         1610 Woodstead Court, Suite 330
                           The Woodlands, Texas 77380
           (Address of principal executive office, including zip code)

                                 (281) 362-0144
              (Registrant's telephone number, including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On July 29, 2003, Champion Communication Services, Inc. (the "Company") dismissed its auditors, BDO Seidman, LLP ("BDO Seidman"), and appointed Malone and Bailey, PLLC ("Malone and Bailey") as its new independent auditors, effective July 29, 2003. This change was approved by the Audit Committee of the Company's Board of Directors.

     BDO Seidman's reports on the Company's consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During each of the Company's two most recent fiscal years through the date of this report, there were (i) no disagreements with BDO Seidman on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO Seidman's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(2)(i) of Regulation S-B.

     During each of the Company's two most recent fiscal years and through the date of this report, the Company did not consult Malone and Bailey with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) or (ii) of Regulation S-B.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     A.   Exhibits:

          Exhibit 16. Letter regarding change in certifying accountants.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHAMPION COMMUNICATION SERVICES, INC.
                                  (Registrant)



Date: July 30, 2003               By:      /s/ Albert F. Richmond
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                                     Albert F. Richmond, Chief Executive Officer


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